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                                                             EXHIBIT NO. (23)(B)

                               CONSENT OF COUNSEL
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                        ROUTIER, MACKEY & JOHNSON, P.C.
                                ATTORNEYS AT LAW
                               1700 K STREET N.W.
                                   SUITE 1003
                             WASHINGTON, D.C. 20006                (202)296-4852

                                August 15, 1995

                               CONSENT OF COUNSEL

Re:  Glenbrook Life and Annuity Company
    Registration Statement on Form S-1
    File No. 33-92842

We hereby consent to the reference to this firm under the caption "Legal Matters" in the prospectus forming part of the above-referenced registration statement under the Securities Act of 1933 with respect to certain deferred annuity contracts to be issued by Glenbrook Life and Annuity Company.

                                           Routier, Mackey and Johnson, P.C.
                                           By:       /s/ GREGOR B. MCCURDY

                                              ----------------------------------
                                                      Gregor B. McCurdy